UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

Item 7.01.	Regulation FD.

On June 22, 2017, the Registrant issued a press release announcing its entry into the Agreement described in Item 8.01 below. The Registrant is furnishing the information contained in this Report, including the press release, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 8.01.	Other Events.

On June 22, 2017, IDT Telecom, Inc. (“IDT Telecom”), a wholly-owned subsidiary of IDT Corporation (the “Registrant”) entered into a Share Purchase Agreement (the “Agreement”) with JAR Fintech Limited (“Buyer”) and JAR Capital Limited (“JAR Capital”) to sell the capital stock of IDT Financial Services Holding Limited, a company incorporated under the laws of Gibraltar and wholly-owned subsidiary of IDT Telecom (“IDT Finance”), to the Buyer. IDT Finance is the sole shareholder of IDT Financial Services Limited, a Gibraltar-based bank and e-money issuer, providing prepaid card solutions across the European Economic Area.

The Agreement provides for an aggregate purchase price for the outstanding equity interests of IDT Finance of approximately £3 million plus an amount equal to the value of IDT Finance’s net assets (the “Purchase Price”), to be paid at closing, subject to adjustments relating to customer assets of IDT Finance. The net asset value of IDT Finance is expected to be at closing approximately £11 million. A portion of the purchase price will be placed in escrow and released to IDT Telecom once all of the conditions have been met under the Agreement. The sale is expected to close in September 2017, subject to regulatory approval of the Gibraltar Financial Services Commission and the Gibraltar Minister with responsibility for financial services and other customary conditions set forth in the Agreement.

A copy of the Registrant’s press release announcing the Agreement is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release of the Registrant, dated June 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name:	Shmuel Jonas
Title:	Chief Executive Officer

Dated: June 22, 2017

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of the Registrant, dated June 22, 2017.

4